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                             Janus Investment Fund
                                   Janus Fund
                              Janus Worldwide Fund
                        Janus Global Life Sciences Fund
                          Janus Global Technology Fund

                       Supplement Dated December 31, 2002
         To Statement of Additional Information Dated February 25, 2002
           As Supplemented April 3, 2002, May 13, 2002, May 31, 2002,
                        June 19, 2002 and August 9, 2002

Effective December 31, 2002, Janus Fund, Janus Worldwide Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund will reopen to new investors. To invest, please visit janus.com or call a Janus Representative at 1-800-525-3713. Please see the prospectus for complete information, including charges and expenses. Read it carefully before you invest or send money.